Exhibit 99.1

Good Works II Acquisition Corp. and Direct Biologics, LLC Announce a Definitive
Agreement for a Business Combination

HOUSTON and AUSTIN, Texas (October 13, 2022) – Good Works II Acquisition Corp. (Nasdaq: GWII) (“Good Works II”), a publicly traded special purpose acquisition company (“SPAC”), and Direct Biologics, LLC (“Direct Biologics”), a late-stage biotechnology company, today announced the signing of a definitive agreement that, upon the satisfaction of all closing conditions, will result in Direct Biologics becoming a publicly traded company. Upon transaction close, which is expected to occur in the first half of 2023, the combined company will be named Direct Biologics, Inc. and shares of its common stock are expected to trade on the Nasdaq Capital Market.

Cary Grossman, Chief Executive Officer of Good Works II, commented, “We formed Good Works II with the objective of partnering with an innovative private company that would benefit from our cash resources and public listing, while holding strong potential to deliver long-term returns for our shareholders. We believe Direct Biologics has all of these qualities with its proprietary extracellular vesicle technology platform designed to treat numerous conditions that involve inflammation or require tissue repair. Moreover, we believe the late stage clinical development and the clinical experience with the product candidate reduce the risk to our shareholders. In addition, we have confidence in the Direct Biologics management team to execute their strategy and advance its product candidate to clinical use with the goal of having a positive impact on human health.”

Direct Biologics is using its proprietary extracellular vesicle (“EV”) platform technology designed to harness the power of bone marrow-derived mesenchymal stem cells (“bmMSC”) to develop cell-free therapeutic candidates. Its product candidate, ExoFlo™, is in a Phase 3 clinical trial for treating moderate-to-severe acute respiratory distress syndrome (“ARDS”) in hospitalized adults with severe-to-critical COVID-19 (the “EXTINGuish COVID-19 trial”). ExoFlo received regenerative medicine advanced therapy (“RMAT”) designation for the treatment of severe or critical COVID-19 from the U.S. Food and Drug Administration (“FDA”). RMAT designation is designed to facilitate efficient development and expedite the review of promising regenerative medical products in the U.S. with preliminary clinical evidence indicating the potential to address an unmet medical need for a serious life-threatening disease or condition. ExoFlo is the first EV drug candidate to receive RMAT designation and enter into a Phase 3 clinical trial.

The EXTINGuish COVID-19 trial is a multicenter, randomized, double-blinded, placebo-controlled clinical trial investigating the infusion of ExoFlo in up to 610 adults. The primary efficacy endpoints include all-cause mortality at Day 60. The trial includes an interim efficacy analysis based on 50% enrollment, with potential to submit a Biologics License Application (“BLA”) or request Emergency Use Authorization should statistical significance be reached.

“We are excited to reach this milestone so soon after announcing the signing of a letter of intent with Good Works II. We believe a public listing enhances our ability to leverage our promising EV platform technology to develop cell-free therapeutic candidates,” said Mark Adams, co-founder and Chief Executive Officer of Direct Biologics. “We are focused on advancing the clinical development of our product candidate ExoFlo for the treatment of ARDS in hospitalized adults with severe-to-critical COVID-19. This is the first of a broad range of opportunities for ExoFlo in other indications involving inflammation and tissue repair. We look forward to initiating several clinical trials over the coming six months.”

Transaction Overview

As a condition to closing the transaction, there is a minimum cash condition of at least $75.0 million in net cash. Direct Biologics is also conducting a private placement of up to $100 million. IB Investments I LLC, an affiliate of the placement agent and the sponsor of Good Works II, has invested $5.0 million in the private placement. As well as the money raised in the private placement, the combined company will also retain the cash in the Good Works II trust account.

On October 11, 2022, Good Works II held a shareholder vote to amend its amended and restated certificate of incorporation and extended the date by which Good Works II must consummate a business combination from October 14, 2022 to April 14, 2023 (the “Extension Meeting”).  At the Extension Meeting, Good Works II shareholders approved the amendment and the extension.

If the proposed transaction with Direct Biologics is consummated, cash from the transaction, net of transaction fees, is intended to be used to fund clinical trials and provide working capital for commercializing ExoFlo, if approved.

Additional information about the proposed transaction, including a copy of the business combination agreement and the investor presentation, will be provided in a Current Report on Form 8-K to be filed by Good Works II with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

Advisors

Raymond James & Associates, Inc. is serving as financial advisor to Direct Biologics. IB Capital LLC (“IBC”) is serving as placement agent for the private placement and an affiliate of IBC, I-B Good Works 2, LLC, is the sponsor of Good Works II. I-Bankers Securities, Inc., an affiliate of both IBC and the sponsor of Good Works II, acted as the sole book-running manager and the representative of the underwriters for the initial public offering of Good Works II.

ArentFox Schiff LLP is acting as legal counsel to Good Works II. Goodwin Procter LLP is acting as legal counsel to Direct Biologics.  Ellenoff Grossman & Schole LLP is acting as legal counsel to IBC.

About Direct Biologics

Direct Biologics is an innovative, cGMP manufacturer of regenerative biologic products. The company's flagship product, ExoFlo™, is a therapeutic candidate in late-stage development, created using the company’s proprietary EV platform technology. This platform is designed to produce a new class of transformative medicines for many difficult to treat diseases by leveraging the anti-inflammatory, immunomodulatory and regenerative properties of bmMSC-derived extracellular vesicles. ExoFlo is currently in a Phase 3 clinical trial for the treatment of hospitalized adults with severe-to-critical COVID-19 associated moderate-to-severe ARDS, as well as an FDA-authorized Expanded Access Protocol for hospitalized patients with COVID-19 associated moderate-to-severe ARDS. Direct Biologics intends to pursue additional clinical applications of ExoFlo. Headquartered in Austin, Texas, Direct Biologics also has an R&D facility at the Center for Novel Therapeutics on the campus of University of California, Davis and an operations and order-fulfillment center in San Antonio, Texas.  For more information, please visit www.directbiologics.com.

About Good Works II Acquisition Corp.

Good Works II Acquisition Corp. is a blank-check company organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities. Good Works II may pursue a business combination opportunity in any business or industry it chooses. As was the case with Good Works Acquisition Corp., its founders have donated 800,000 shares of its founders stock to not-for-profit organizations to further its “Good Works” purpose.

Important Information and Where to Find It

In connection with the proposed business combination, Direct Biologics, Inc. intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus, and certain other related documents, to be used at a meeting of Good Works II stockholders to approve the proposed business combination. Investors and security holders of Good Works II are urged to read the proxy statement/prospectus, any amendments thereto and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about Direct Biologics, Good Works II and the proposed business combination. The definitive proxy statement/prospectus will be mailed to stockholders of Good Works II as of a record date to be established for voting on the proposed business combination. Good Works II’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with Good Works II’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Good Works II, Direct Biologics and the proposed business combination. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about the business combination and the parties to the business combination once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Good Works II, Cary Grossman, cgrossman@shorelinecapitaladvisors.com, 713-204-3873.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Good Works II, Direct Biologics, and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from Good Works II’s shareholders with respect to the potential transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Good Works II’s stockholders in connection with the proposed business combination will be set forth in Good Works II’s proxy statement / prospectus when it is filed with the SEC. A list of the names of those directors and executive officers and a description of their interests in Good Works II is contained in Good Works II’s final prospectus relating to its initial public offering dated July 9, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the potential transaction when available. Direct Biologics and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from Good Works II’s shareholders in connection with the potential transaction. A list of the names of such directors and executive officers and information regarding their interests in the potential transaction will be included in the proxy statement/prospectus for the potential transaction when available.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Good Works II, Direct Biologics or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1934, as amended.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between Good Works II and Direct Biologics, including statements regarding the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the products being developed by Direct Biologics and the markets in which Direct Biologics intends to operate, business strategies, debt levels, industry environment, potential growth opportunities and the effects of regulations. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “positions,” “enables” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Good Works II’s securities; (ii) the risk that the proposed business combination may not be completed by Good Works II’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of Good Works II, the satisfaction of the minimum cash amount of $75.0 million net cash following completion of a private placement by Direct Biologics and redemptions by Good Works II’s public stockholders, and the receipt of certain governmental and regulatory approvals; (iv) the effect of the announcement or pendency of the proposed business combination on Direct Biologics’ business relationships, performance and business generally; (v) risks that the proposed business combination disrupts current plans of Direct Biologics; (vi) the outcome of any legal proceedings that may be instituted against Good Works II, or related to the agreement and plan of merger or the proposed business combination; (vii) the ability to maintain the listing of Good Works II’s securities on the Nasdaq; (viii) the price of Good Works II’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Direct Biologics plans to operate, variations in performance across competitors, changes in laws and regulations affecting Direct Biologics’ business and changes in the combined capital structure; (ix) the ability to implement business plans, forecasts and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; (x) risks related to the approval of Direct Biologics’ product candidate and the timing of expected regulatory and business milestones; (xi) the impact of competitive products or product candidates; (xii) the ability of Good Works II or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future, (xiii) the success of any future research, development and commercialization efforts by the combined company; and (xiv) the impact of COVID 19 and global economic and political conditions, including the Russia-Ukraine conflict. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in Good Works II’s Registration Statement on Form S-1, as amended (File No. 333-254462), the final proxy statement/information statement/prospectus contained in the Form S-4 registration statement to be filed with the SEC, including those under “Risk Factors” therein, the Annual Report on Form 10-K, as amended, Quarterly Reports on Form 10-Q and other documents filed by Good Works II and the combined company registrant from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither Good Works II nor Direct Biologics presently knows, or that Good Works II and Direct Biologics currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements in this document. Forward-looking statements speak only as of the date they are made. Good Works II and Direct Biologics anticipate that subsequent events and developments will cause Good Works II’s and Direct Biologics’ assessments to change. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Good Works II and Direct Biologics assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither Good Works II nor Direct Biologics gives any assurance that either Good Works II or Direct Biologics will achieve its expectations.

CONTACTS:

Good Works II Acquisition Corp.

Cary Grossman

713-204-3873

cgrossman@shorelinecapitaladvisors.com

Direct Biologics

LHA Investor Relations

Yvonne Briggs

310-691-7100

ybriggs@lhai.com

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